WASATCH GLOBAL OPPORTUNITIES FUND®

(Investor Class Shares)

Summary Prospectus — June 4, 2014	TICKER: WAGOX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.WasatchFunds.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated June 4, 2014, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy, sell or hold Investor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares
Management Fee	1.50%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.30%

Total Annual Fund Operating Expenses[1]	1.80%

[1]

The Advisor has contractually agreed to reimburse the Investor Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% of average daily net assets until at least January 31, 2016 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in the Investor Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the operating expenses (as a percentage of net assets) of the Fund’s Investor Class remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Investor Class	$183	$567	$975	$2,116

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in small and micro cap foreign and domestic companies.

Under normal market conditions, we will invest the Fund’s assets in equity securities of foreign and domestic companies with market capitalizations of less than US$5 billion at the time of purchase. Equity securities include common stock, preferred stock and securities convertible into common stock, warrants and rights, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange traded funds). The Fund may invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations greater than US$5 billion at the time of purchase when the companies meet our investment criteria. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below US$1 billion (up to 90% under normal market conditions).

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (up to 80% under normal market conditions). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.

The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe are the World’s Best Growth Companies.® We travel extensively to visit companies and expect to meet with senior management.

We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.

At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).

We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist. The Fund may invest a large percentage of its assets in a few regions or sectors, including industrials, information technology, consumer discretionary, consumer staples, health care, financials, and energy.

PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small and micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Energy Sector Risk. The value of energy companies is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services, and tax policy and other government regulation.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.

Industrials Sector Risk. Industries in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

HISTORICAL PERFORMANCE

The following tables provide information on how the Investor Class of the Fund has performed over time. The past performance, before and after taxes, of the Fund’s Investor Class is not necessarily an indication of how these shares will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the years shown in the bar chart. The average annual total return table below allows you to compare the Fund’s performance over the time periods indicated to that of a broad-based market index composed of securities similar to those held by the Fund. Performance information is updated regularly and is available on the Fund’s website www.WasatchFunds.com.

WASATCH GLOBAL OPPORTUNITIES FUND — INVESTOR CLASS

Year by Year Total Returns

Year-to-date return as of March 31, 2014:    -2.06%

Best and Worst Quarterly Returns

Best — 6/30/09	32.73%
Worst — 9/30/11	-18.94%

Average Annual Total Returns — (as of 12/31/13)	1 Year	5 Years	Since Inception (11/17/08)
Wasatch Global Opportunities Fund — Investor Class
Return before taxes	25.27%	23.90%	25.91%
Return after taxes on distributions	22.26%	22.15%	24.17%
Return after taxes on distributions and sale of Fund shares	16.75%	19.83%	21.63%
MSCI All Country (AC) World Small Cap Index* (reflects no deductions for fees, expenses or taxes)	28.66%	20.72%	21.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

PORTFOLIO MANAGEMENT

Investment Advisor

Wasatch Advisors, Inc.

Portfolio Managers

JB Taylor Lead Portfolio Manager Since 2011	Ajay Krishnan, CFA Lead Portfolio Manager Since 2012

PURCHASE AND SALE OF FUND SHARES

INVESTMENT MINIMUMS	INVESTOR CLASS
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

SUBSEQUENT PURCHASES	INVESTOR CLASS
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter

•	You may purchase, redeem or exchange Fund shares on any day the New York Stock Exchange is open for business.
•

You may sell shares online at www.WasatchFunds.com, via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account.

•

You may write to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301. The letter should include your name, Fund Name, Class of shares (i.e., Investor Class), account number, dollar amount of shares to be bought or sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form from www.WasatchFunds.com or by calling a shareholder services representative.

•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.

TAX INFORMATION

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

WAGOX